                                                                 EXHIBIT 10.9

                                    CONTRACT


1. ANDA Networks, Inc., a corporation duly organized and existing under the laws of United States of America, being registered in the state of Delaware, and having it's corporate headquarters at 2921 Copper Road, Santa Clara, CA95051, hereinafter referred to as ANDA.


2. Wuhan Snow City Communications, Ltd., a corporation duly organized and existing under the laws of the People's Republic of China, having its registered office at B1-101, HuaLeDaSha, HongShan District, Wuhan 430074, hereinafter referred to as WSCC.


3. WSCC is responsible for design the STM-1/[***]* interface module for ANDA's UAP 1000/2000, the total design payment is $[***]* USD.


4.  Specification of the STM-1/[***]* module, refer to appendix A.


5.  Rights and Obligations

5.1. All Intellectual property concerning the developed products belong to ANDA, and ANDA shall pay the payments according to the development progress.

5.2. During the process of the development, ANDA must provide the necessary technology support and relevant documents that are necessary for the project development.

5.3. WSCC is responsible for product design and test. ANDA is responsible for providing all components needed in the PCB, manufacturing of the PCB and mounting of the components on the PCB, and providing the test bench for the design (UAP 1000 test systems).

5.4. For the duration of the development ANDA will loan the relevant software development tools and test instruments to WSCC.

5.5. For the convenience of test and verification, ANDA will provide two sets of UAP systems and WSCC shall pay the unburdened cost of goods (COGS), plus any associated shipping, handling and import costs.

5.6. WSCC shall provide their best efforts to support ANDA in resolution of any technical problems related to ANDA's integration and verification of the STM1/[***]* boards.



6.  Confidential agreements

  ANDA and WSCC must keep all technical documents concerning the products that WSCC has developed secret during the development, and also for a minimum period of three years after the development contract is completed. Neither ANDA nor WSCC can provide the products information to any third part without the permission of the other party. The exception to this would be if a third party subsequently acquires either party. In this case, the intellectual property and confidentiality shall be transferred to the acquiring party.


Schedule

7.1. [***]*, sign the Contract between ANDA and WSCC, initial payment becomes due to WSCC in the amount of $[***]* USD (Payment transfer dependent on WSCC providing relevant account information).

* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2. [***]*, ANDA Confirms the STM-1 technical specifications and provides the description of Backplane Pins, PCB dimensions, [***]* reference design, TDM bus interface reference design, board reset circuit reference design, [***]* reference code, [***]* development platform and the associated [***]* development platform, and ANDA [***]* driver to WSCC.

7.3. [***]*, WSCC will have completed the circuit design, FPGA design, software design, and provided a [***]* Upon completion of these milestones, ANDA shall pay the amount of $[***]* USD. At this time WSCC shall start the PCB layout.

7.4. [***]*, design review will be held in Wuhan. Prior to the design review, ANDA shall provide the [***]* between STM-1 module and system module of UAP2000/1000. After the design review, WSCC shall provide the Gerber and the associated files necessary for PCB fabrication and assembly, and also the [***]* documents to ANDA. Upon completion of these milestones, ANDA shall then pay the amount of $[***]* USD to WSCC.

7.5. [***]*, complete [***]* and software design. Begin board testing, software and hardware integration.

7.6. [***]*, complete STM-1 module testing, begin [***]* and software design for [***]*. Upon completion of these milestones, ANDA shall pay the amount of $[***]* USD to WSCC.

7.7. [***]*, provides all design documents of STM-1 to ANDA and begin [***]* board testing. ANDA is responsible for system testing and verification testing. Upon completion of these milestones, ANDA shall pay the amount of $[***]* USD to WSCC.

7.8. [***]*, complete [***]* board testing and provides all design documents of [***]* to ANDA. ANDA shall pay the amount of $[***]* USD to WSCC.

7.9.  STM-1 and [***]* projects are finished successfully.

7.10. Payments from ANDA to WSCC shall be made to WSCC's nominated agent in Hong Kong in USD.


8.  Force Majeure

8.1. The parties agree that the failure or delays in performance by either Party caused by force majeure shall be excusable. This provision shall not, however, release such Party from using its best efforts to avoid or remove such causes, and each Party will continue in its obligations with utmost dispatch whenever such causes are removed. Any Party claiming such excuse for failure or delay in performance shall give prompt written notice thereof to the other Party.

8.2. For the purpose of this Agreement, force majeure shall mean all events which are unforeseen, or if foreseen, unavoidable, and that which prevent total or partial performance by a Party. Such events shall include but not be limited to floods, droughts, typhoons, earthquakes, natural disasters, or acts of war.

9.  Effective date

    The date the contract is signed shall be the effective start date of this agreement.


10. If there is anything not taken into consideration in this contract, ANDA and WSCC will sign an additional contract.

* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANDA Networks, Inc.                                 Wuhan Snow City Communications, Ltd.


Graham Hunt                                         Qin Yi


Director, Marketing                                 General Manager


Signature:                                          Signature:



Date: December 5th, 1999                            Date: December 5th, 1999

Appendix A

1. Specifications

- All functions shall be implemented in a single board and designed for ANDA's UAP1000/2000.

- Each board provides a STM-1/[***]* optical interface and works in either [***]* or [***]*.

- Support of STM-1 mode, and can be reconfigured to [***]* mode by updating design of [***]* and software.

- Supports 1+1 protection in TM mode and [***]* in ADM mode when two boards are used in UAP1000/2000.

- Both protections are implemented in TDM bus through TDM bus Tri-state output.

- Line rate: [***]*; Maximum capacity: [***]* channelized or [***]* channelized.

-    Provides S1.1 and L1.1 Optical interface compatible with [***]*.

-    [***]* and [***]* meets [***]* requirements.

- Support of Bit Asynchronous Floating Mode operation. Mapping path is [***]* or [***]*.

- Add/drop interface use ANDA's TDM/19M bus. Bus width is 32 bit and Support for [***]* or [***]* channelized interface.

- Used [***]* cross connect circuits between [***]* bus and [***]* Mapping for DS0 grooming.

-    Elastic buffers are used for [***]* frame phase alignment.

- System clock is synchronized to reference clocks from backplane. STM-1/[***]* Module will provide reference clock to backplane.

- The STM-1/[***]* module shall be managed from the craft interface on the system module. The system module will convert craft commands into ANDA IBC messages.

- The STM-1/[***]* module shall be managed by SNMP via the Ethernet interface on the System Module. The [***]* will be implement by the System Module. The STM-1/[***]* module will implement the [***]*.

-    Power supply: [***]*; [***]*: [***]*.

-    Power consumption TBD W.

-    Operation temperature: [***]*.


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.  Functional Diagram


                                   [***]*






3.  Application


                                   [***]*


* CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.